UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2023
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On February 1, 2023, MetLife, Inc. issued (i) a news release announcing its results for the quarter and full year ended December 31, 2022 (the “Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended December 31, 2022 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
On February 1, 2023, MetLife, Inc. issued a supplemental slide presentation for the quarter and full year ended December 31, 2022, as well as outlook information (the “Supplemental Slides”), a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The slides highlight information in MetLife, Inc.’s Earnings Release and Quarterly Financial Supplement and provide outlook information. The Supplemental Slides are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 8.01 Other Events.
As used herein, “MetLife,” “we,” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.
Consolidated Company Outlook
Our outlook reflects the impacts of the adoption of targeted improvements to the accounting for long-duration contracts (“LDTI”). We assume COVID-19 to be endemic consistent with the recent trends that we have been experiencing. We expect continued uncertainty to persist around inflation and a potential recession.
We expect interest rates to remain elevated relative to December 31, 2022. We believe that our investment portfolio is highly diversified and positioned to perform well in a variety of economic scenarios.
As of December 31, 2022, we had $5.4 billion of cash and liquid assets at the holding companies which is above the high end of our $3.0 billion to $4.0 billion holding company cash target. In 2023, we expect to maintain this holding company cash target.
Our continued capital stress testing and longstanding commitment to liquidity position us to withstand a variety of economic conditions. We do not expect any material liquidity deficiencies, and we expect to remain able to comply with the financial covenants of our credit agreements. We will continue reviewing accounting estimates, asset valuations and various financial scenarios for capital and liquidity implications.
Assuming (i) interest rates following the observable forward yield curves as of December 31, 2022, including a 10-year U.S. Treasury rate of 3.88% at December 31, 2022, and 3.84% at December 31, 2023, (ii) S&P 500 equity index annual return of 5% over the near-term, and (iii) private equity annual returns of 12% over the near-term consistent with historical long-term averages; we expect to maintain the two-year average annual ratio of free cash flow to adjusted earnings, excluding total notable items, at 65% to 75%.
Further, based on the aforementioned assumptions, the growing impact of our mix of business and higher new business returns over the last several years, as well as the impact of LDTI, we are increasing our target for adjusted return on equity, excluding accumulated other comprehensive income (“AOCI”) other than foreign currency translation adjustments (“FCTA”), to 13% to 15% over the near-term. Lastly, we expect to exceed our goals to generate approximately $20.0 billion of free cash flow and make available an additional $1.0 billion to invest in growth and innovation, over the time period of 2020 through 2024.
Our full year direct expense ratio target, excluding total notable items related to direct expenses and pension risk transfers, is 12.6% over the near-term. This increase from the previous target of 12.3% reflects a reduction in adjusted premiums, fees and other revenues, excluding pension risk transfers, due to the impact of the adoption of LDTI. Since this change in accounting will be applied retrospectively to January 1, 2021, our previously reported direct expense ratios will likewise be re-calibrated to put 2021 and 2022 on the same basis as 2023 and beyond.
Our outlook relies on the accuracy of our assumptions about future economic and business conditions, which can be affected by known and unknown risks, uncertainties and other factors. We continually review our assumptions, implement mitigation plans, and take precautions. We may revise our outlook as we obtain more information regarding economic conditions, regulatory changes, and other events, and the impact of these events on our business operations, investment portfolio, derivatives, financial results and financial condition.
Forward-Looking Statements
The forward-looking statements in this Item 8.01 of MetLife, Inc.’s Current Report on Form 8-K, which contain words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife becomes aware that such statement is not likely to be achieved.
We refer to observable forward yield curves as of a particular date in connection with making our estimates for future results. The observable forward yield curves at a given time are based on implied future interest rates along a range of interest rate durations. This includes the 10-year U.S. Treasury rate which we use as a benchmark rate to describe longer-term interest rates used in our estimates for future results.

Item 9.01 Financial Statements and Exhibits.

99.1	News release of MetLife, Inc., dated February 1, 2023, announcing its results for the quarter and full year ended December 31, 2022

99.2	Quarterly Financial Supplement for the quarter ended December 31, 2022

99.3	Supplemental Slides for the quarter and full year ended December 31, 2022 and Outlook

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Tamara L. Schock
	Name:	Tamara L. Schock
	Title:	Executive Vice President and Chief Accounting Officer
Date: February 1, 2023
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